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                  MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                   CHEVY CHASE MASTER CREDIT CARD TRUST
                                    Series 1994-5

RECEIVABLES


Beginning of the Month Principal Receivables:            $  1,725,016,244.43
Beginning of the Month Finance Charge Receivables:       $     82,096,940.06
Beginning of the Month Discounted Receivables:           $              0.00
Beginning of the Month Total Receivables:                $  1,807,113,184.49


Removed Principal Receivables:                           $              0.00
Removed Finance Charge Receivables:                      $              0.00
Removed Total Receivables:                               $              0.00


Additional Principal Receivables:                        $              0.00
Additional Finance Charge Receivables:                   $              0.00
Additional Total Receivables:                            $              0.00


Discounted Receivables Generated this Period:            $              0.00


End of the Month Principal Receivables:                  $  1,674,477,118.19
End of the Month Finance Charge Receivables:             $     82,156,883.74
End of the Month Discounted Receivables:                 $              0.00
End of the Month Total Receivables:                      $  1,756,634,001.93


Special Funding Account Balance                          $              0.00
Aggregate Invested Amount (all Master Trust Series)      $  1,580,000,000.00
End of the Month Seller Amount                           $     94,477,118.19
End of the Month Seller Percentage                                      5.64%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                               RECEIVABLES

   30-59 Days Delinquent                                 $     45,158,782.54
   60-89 Days Delinquent                                 $     27,270,501.89
   90+ Days Delinquent                                   $     42,541,491.62


   Total 30+ Days Delinquent                             $    114,970,776.05
   Delinquent Percentage                                                6.54%

Defaulted Accounts During the Month                      $     13,786,053.26
Annualized Default Percentage                                           9.59%

Principal Collections                                         189,052,348.77
Principal Payment Rate                                                 10.96%

Total Payment Rate                                                     12.16%


INVESTED AMOUNTS




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   Class A Initial Invested Amount                       $    230,000,000.00
   Class B Initial Invested Amount                       $     20,000,000.00

INITIAL INVESTED AMOUNT                                  $    250,000,000.00

   Class A Invested Amount                               $    322,000,000.00
   Class B Invested Amount                               $     28,000,000.00

INVESTED AMOUNT                                          $    350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         20.29%
PRINCIPAL ALLOCATION PERCENTAGE                                        20.29%


MONTHLY SERVICING FEE                                    $        583,333.34

INVESTOR DEFAULT AMOUNT                                  $      2,797,190.21


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            92.00%

   Class A Finance Charge Collections                    $      6,130,776.73
   Other Amounts                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                            $      6,130,776.73


   Class A Monthly Interest                              $      1,731,521.46
   Class A Servicing Fee                                 $        536,666.67
   Class A Investor Default Amount                       $      2,573,414.99

TOTAL CLASS A EXCESS SPREAD                              $      1,289,173.61


REQUIRED AMOUNT                                          $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.00%

   Class B Finance Charge Collections                    $        533,111.03
   Other Amounts                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                            $        533,111.03


   Class B Monthly Interest                              $        155,957.08
   Class B Servicing Fee                                 $         46,666.67


TOTAL CLASS B EXCESS SPREAD                              $        330,487.28


EXCESS SPREAD --





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TOTAL EXCESS SPREAD                                      $      1,619,660.89


   Excess Spread Applied to Required Amount              $              0.00

   Excess Spread Applied to Class A Investor             $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                $        223,775.22

   Excess Spread Applied to Class B Investor             $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                 $         22,418.23
   Collateral Fee

   Excess Spread Applied to Cash Collateral              $              0.00
   Account

   Excess Spread Applied to other amounts owed           $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                              $      1,373,467.44


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                        $      6,462,521.53


SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO           $              0.00
SERIES 1994-5

   Excess Finance Charge Collections Applied to          $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to          $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to          $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to          $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to          $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to          $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to          $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


   Base Rate (Current Month)                                            7.88%



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   Base Rate (Prior Month)                                              7.88%
   Base Rate (Two Months Ago)                                           7.88%

THREE MONTH AVERAGE BASE RATE                                           7.88%

   Portfolio Yield (Current Month)                                     13.26%
   Portfolio Yield (Prior Month)                                       14.68%
   Portfolio Yield (Two Months Ago)                                    11.68%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    13.21%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                           92.00%

   Class A Principal Collections                         $     35,290,023.83

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections                         $      3,068,697.71

TOTAL PRINCIPAL COLLECTIONS                              $     38,358,721.54





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DISTRIBUTION AMOUNT                           $              0.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DISTRIBUTION AMOUNT                           $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                $     38,358,721.54
PRINCIPAL SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $              0.00

CLASS B INVESTOR CHARGE OFFS                             $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                  $              0.00



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CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                       $     49,000,000.00
   Available Cash Collateral Amount                      $     49,000,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Paymets                     $                 0
   Class B Interest Rate Cap Paymets                     $                 0

TOTAL DRAW AMOUNT                                        $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $              0.00


                                                CHEVY CHASE BANK, F.S.B.,
                                                as Servicer


                                                By:  _______________________
                                                          Mark A. Holles
                                                          Vice President